UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-6083

Name of Registrant:	Ohio Tax-Free Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2003 - November 30, 2004

Item 1:	Reports to Shareholders

Vanguard® Ohio Tax-Exempt Funds

November 30, 2004

CONTENTS

 1 LETTER FROM THE CHAIRMAN
 6 REPORT FROM THE ADVISOR
 9 FUND PROFILES
10 GLOSSARY OF INVESTMENT TERMS
11 PERFORMANCE SUMMARIES
13 ABOUT YOUR FUND'S EXPENSES
15 FINANCIAL STATEMENTS
33 ADVANTAGES OF VANGUARD.COM

SUMMARY

• During the 2004 fiscal year, interest rates dipped, rose, and dipped again in a climate of economic uncertainty.
• The Vanguard Ohio Tax-Exempt Funds generated returns consistent with their investment focus.
• The returns of both funds topped the average returns of competing funds.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.
• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
• Communicate candidly not only about the rewards of investing but also about the risks and costs.
• Maintain highly effective controls to safeguard your assets and protect your confidential information.
• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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Dear Shareholder,

During the 12 months ended November 30, 2004, longer-term interest rates moved down, then up, eventually settling near their levels at the start of the period. Shorter-term interest rates, on the other hand, rose sharply.

In this volatile environment, Vanguard Ohio Long-Term Tax-Exempt Fund produced a 3.5% return, superior to the average return of competing funds. The Ohio Tax-Exempt Money Market Fund returned 1.1% while preserving a net asset value of $1 per share, as is expected but not guaranteed.

2004 Total Returns	Fiscal Year Ended November 30

Vanguard Ohio
Tax-Exempt Money Market Fund	1.1%
SEC 7-Day Annualized Yield: 1.57%
Taxable-Equivalent Yield: 2.61%*
Average Ohio
Tax-Exempt Money Market Fund**	0.6

Vanguard Ohio
Long-Term Tax-Exempt Fund	3.5%
SEC 30-Day Annualized Yield: 3.44%
Taxable-Equivalent Yield: 5.72%*
Lehman 10 Year Municipal Bond Index	4.0
Average Ohio Municipal Debt Fund**	3.0
Lehman Municipal Bond Index	4.1

*This calculation, which assumes a typical itemized tax return, is based on the maximum federal income tax rate of 35% and the maximum State of Ohio income tax rate. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
**Derived from data provided by Lipper Inc.

        The adjacent table presents the total returns of the Ohio Tax-Exempt Funds and their comparative standards. We also display the funds’ yields on November 30, as well as their taxable-equivalent yields. The taxable-equivalent yields can be used to compare the yields of tax-exempt securities with those of fully taxable bonds. These calculations assume that an investor is subject to the highest federal and state income tax rates.

Please see the table on page 5 for details of the funds’ net asset values at the start and the end of the period and their per-share distributions during the fiscal year.

DEFYING EXPECTATIONS, LONGER-TERM YIELDS FINISHED WHERE THEY STARTED

As the fiscal year began, many investors and analysts expected a sharp rise in bond yields from a combination of an improving economy, rising corporate profits, and the Federal Reserve Board’s anticipated return to its traditional role of fighting inflation. However, that steep increase never fully materialized during the period, at least not at the longer end of the maturity spectrum.

Initially, bond prices rose and yields fell through March; then the trend sharply reversed, and ultimately yields settled back to roughly where they began. At fiscal year-end, the yield of the 10-year U.S. Treasury note was 4.35%, only 2 basis points (0.02 percentage point) higher than at the start of the period. Mixed signals contributed to bonds’ volatility, including a less-than-robust rate of job growth, record high prices for crude oil, and continuing problems in Iraq and elsewhere. All such factors can alter investors’ perception of bonds’ attractiveness relative to other investment alternatives.

Yields of fixed income securities at the shorter end of the maturity spectrum, which are usually more strongly affected by the Fed’s interest rate moves, did rise significantly during the 12 months, a period in which the Fed doubled the target federal funds rate to 2.00% through four quarter-point increases. The yield of the 3-month Treasury bill, a proxy for money market yields, rose from 0.93% to 2.22% over the fiscal year.

Market Barometer	Average Annual Total Returns Periods Ended November 30, 2004
Bonds	One Year	Three Years	Five Years

Lehman Aggregate Bond Index	4.4%	5.6%	7.4%
(Broad taxable market)
Lehman Municipal Bond Index	4.1	5.7	6.8
Citigroup 3-Month Treasury Bill Index	1.2	1.3	2.8

Stocks
Russell 1000 Index (Large-caps)	12.7%	3.4%	-1.3%
Russell 2000 Index (Small-caps)	17.3	12.6	8.3
Dow Jones Wilshire 5000 Index	13.6	4.8	-0.7
(Entire market)
MSCI All Country World Index
ex USA (International)	25.2	12.5	1.0

CPI
Consumer Price Index	3.5%	2.5%	2.6%

Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.4%. The Lehman Municipal Bond Index returned 4.1%. Corporate bonds, particularly those from below-investment-grade issuers, generally did better than government securities. The Lehman High Yield Index returned 12.0%.

STOCKS ENDED ON A STRONG NOTE

Stock investors received an early holiday gift: A surge in equity prices in November served as a nice bookend to a market rally at the start of the period, more than offsetting a general decline in the middle. The broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned 13.6% for the full 12 months.

The gains were broadly based, with the largest advances made by energy-related stocks. Generally, small-capitalization stocks outpaced large-caps, and value stocks—whose prices are considered low relative to earnings, book value, and other measures—outperformed their growth counterparts.

Markets overseas, particularly emerging markets, outpaced the U.S. market even without taking into account the effect of currency exchanges. The burgeoning trade and federal budget deficits were factors in the continued fall in the value of the U.S. dollar relative to most other major currencies. The weak dollar added several percentage points to returns from foreign investments for U.S.-based investors.

INTEREST RATES SEESAWED

The Ohio Long-Term Tax-Exempt Fund was positioned effectively for the volatile interest rate environment. The advisor, Vanguard Fixed Income Group, kept the fund’s duration (a measure of sensitivity to interest rates) at the low end of its typical range during the first half of the fiscal year, providing some protection from rising rates. During the second half, the advisor allowed the portfolio’s duration to drift back to the neutral range, moderating the defensive posture as bond prices rallied.

The fund’s 12-month total return of 3.5% exceeded the average return of competing funds, reflecting both the advisor’s skill and the return-enhancing benefit of Vanguard’s low expense ratios. (Please see page 13 for more information about costs.) A less-visible benefit of our cost advantage is that the advisor can deliver competitive returns without sacrificing portfolio quality or taking undue risks in hopes of making up for the higher costs.

Among shorter-term securities, interest rates moved steadily higher, which was good news for the Ohio Tax-Exempt Money Market Fund. At the start of the fiscal year, the fund yielded 0.93%. By year-end, the yield was a still modest, but much improved, 1.57%. The fund’s 12-month total return of 1.1% exceeded the average result for its peer group, again a testament to the advisor’s skill and Vanguard’s cost advantage.

SKILL, DISCIPLINE, AND LOW COSTS HAVE ENHANCED LONGER-TERM RETURNS

The same strategies that produced strong relative returns during the past 12 months—disciplined duration management, an emphasis on high-quality securities, and low costs—have contributed to the Ohio Tax-Exempt Funds’ excellent long-term results.

The table below presents the ten-year annualized returns of the Money Market and Long-Term Funds together with the average results for their respective peer groups over the period. We also show the growth of a hypothetical initial investment of $10,000 in each over the ten years. In both cases, the Vanguard® funds created more wealth for shareholders than the comparative standards.

DIFFERENT QUESTIONS, FAMILIAR ANSWERS

As we look back at the past 12 months, each asset class has seemed to represent a constantly changing combination of risk and opportunity. Are interest rates at a transient low or a long-term plateau? Are stock valuations stretched or consistent with corporate fundamentals? In other words, it has been just like every other year. Our recommendation now, just as it has been during periods of more extreme stock and bond market performance, is to hold a diversified mix of stock, bond, and money market funds, allocated according to your unique circumstances. The lack of variety in our counsel does not reflect a lack of imagination. Rather, it reflects our recognition that balance and diversification give you the best chance of reaching your financial goals.

Total Returns			Ten Years Ended November 30, 2004
	Average Annual Return		Final Value of a $10,000 Initial Investment*
Ohio Tax-Exempt Fund	Vanguard Fund	Average Competing Fund	Vanguard Fund	Average Competing Fund	Vanguard Advantage(TM)

Money Market	2.7%	2.4%	$13,108	$12,675	$433
Long-Term	7.1	6.0	19,900	17,987	1,913

*Assuming reinvestment of all income dividends and capital-gains distributions. Note: Returns shown are rounded, but the dollar calculations are based on unrounded figures.

Vanguard provides a number of tools that can help you select, establish, and monitor an asset mix that meets your own needs. If you haven’t done so already, I encourage you to visit Vanguard.com to explore some of these resources.

Thank you for entrusting us with your assets.

Sincerely,

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

DECEMBER 22, 2004

Your Fund's Performance at a Glance		November 30, 2003-November 30, 2004
			Distributions Per Share
Ohio Tax-Exempt Fund	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Money Market	$1.00	$1.00	$0.011	$0.000
Long-Term	12.45	12.24	0.544	0.092

Interest rates were volatile throughout the 2004 fiscal year, hitting a low early in March, rising markedly during the summer, and then declining again at the period’s close. The Ohio Long-Term Tax-Exempt Fund performed well in this unsettled environment, posting a return of 3.5%, which exceeded the average return of competing funds. The 1.1% return of the Ohio Tax-Exempt Money Market Fund also topped the average return of its peer group.

THE U.S. ECONOMY EXPANDED SOLIDLY

Over the 12 months ended November 30, the economy expanded at a solid rate of 4.0%, near a level last seen in the late 1990s. Growth in consumer spending and business investment drove much of the increase, even as the recent run-up in oil prices put pressure on consumer and corporate cash flow. The current-account deficit (which includes the trade deficit) remained at a record high 5.6% of gross domestic product.

Although payrolls expanded along with the economy, job growth slowed in the third quarter of calendar 2004, falling below the rate considered sufficient to reduce the level of unemployment over time. The U.S. unemployment rate nevertheless stood at 5.4% in November, a low level by historical norms. As our fiscal year ended, most leading indicators suggested that labor market conditions remained promising for increased hiring.

Investment Philosophy

The advisor believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a relatively high level of current income that is exempt from federal and Ohio income taxes by investing in high-quality securities issued by Ohio state, county, and municipal governments.

Despite rising oil prices, various inflationary measures decelerated in the third calendar quarter, remaining near historical lows. Economic data generally appeared to confirm the Federal Reserve Board’s view that the acceleration in inflation witnessed earlier in 2004 was “temporary.” Indeed, Fed officials reiterated that longer-term inflation expectations were low and stable.

During the fiscal year, the Fed’s Open Market Committee (FOMC) raised short-term interest rates four times. By the end of November,

the target federal funds rate stood at 2.0%. The FOMC has repeatedly signaled its intention to raise rates further in order to remove its considerable monetary accommodation (i.e., a negative inflation-adjusted federal funds rate), although it has noted that future decisions are contingent on the strength of economic data.

MUNICIPAL BONDS TRAILED TREASURIES

During the fiscal year, the yields of U.S. Treasury bonds with maturities of more than 10 years were generally stable. (The yield of the 30-year bond actually fell.) The picture was very different for shorter maturities, as the Fed’s actions placed upward pressure on yields.

Yields of Municipal Bonds (AAA-Rated General-Obligation Issues)
Maturity	Nov. 30, 2003	Nov. 30, 2004	Change (basis points)

2 years	1.40%	2.19%	+79
5 years	2.39	2.85	+46
10 years	3.55	3.66	+11
30 years	4.72	4.76	+4

Source: The Vanguard Group

Yields of U.S. Treasury Securities
Maturity	Nov. 30, 2003	Nov. 30, 2004	Change (basis points)

2 years	2.04%	3.00%	+96
5 years	3.35	3.69	+34
10 years	4.33	4.35	+2
30 years	5.13	5.00	-13

Source: The Vanguard Group

In the municipal bond market, yields crept higher among long-maturity bonds and rose more sharply among short-term securities, causing the municipal market to underperform the Treasury market except among the very shortest maturities. As of November 30, the ratios of municipal bond yields to the yields of Treasury bonds of comparable maturity were roughly at the midpoint of their 12-month highs and lows. A 10-year AAA general-obligation tax-exempt bond yielded about 84% of its U.S. Treasury counterpart, suggesting that municipal bonds offered attractive after-tax yields relative to Treasuries.

The supply of municipal bonds nationally declined 12.8% during the fiscal year, though issuance rates remained above longer-term trends. If interest rates continue to rise, issuance could decline further—generally a positive development for municipal bond investors.

Economic conditions in Ohio are starting to show signs of improvement and the state’s finances are generally strengthening. In the past few years, the state’s reliance on tax receipts from a declining manufacturing sector had made it vulnerable to recession and resulted in significant budgetary

pressures.     Tax revenues are better than expected this year, but as in many states, considerable challenges still remain for state officials in implementing a balanced budget. Debt remains at a moderate level and is well within the limitations established by the state’s constitution.

THE VANGUARD FUNDS EMPHASIZED RISK CONTROL AND QUALITY

Throughout the fiscal year, the Vanguard Ohio Tax-Exempt Funds maintained their emphasis on the market’s high-quality securities. At the start of the period, the Long-Term Tax-Exempt Fund’s duration was near the short end of its typical range, moderating the fund’s interest rate sensitivity. As the year progressed, we allowed the duration to drift back toward a neutral stance.

A key reason for the funds’ strong results, both recently and over the long term, is the combination of conservative portfolio management with low operating costs, which reduces the need to take unnecessary risks in pursuit of return. Vanguard’s expense advantage is important in any market environment, but it’s especially critical in the current environment of low yields.

Robert F. Auwaerter, PRINCIPAL
Pamela Wisehaupt Tynan, PRINCIPAL
John M. Carbone, PRINCIPAL

VANGUARD FIXED INCOME GROUP

DECEMBER 23, 2004

OHIO TAX-EXEMPT MONEY MARKET FUND

Financial Attributes

Yield	1.6%
Average Weighted Maturity	30 days
Average Quality*	MIG-1
Expense Ratio	0.13%

OHIO LONG-TERM TAX-EXEMPT FUND

Financial Attributes
	Fund	Comparative Index**	Broad Index+

Number of Issues	230	9,147	49,414
Yield	3.4%	--	--
Yield to Maturity	3.8%++	3.7%	3.8%
Average Coupon	4.8%	5.2%	5.1%
Average Effective Maturity	7.5	years	7.1 years
Average Quality	AAA	AA+	AA+
Average Duration	6.0	years	5.8 years
Expense Ratio	0.14%	--	--
Short-Term Reserves	5%	--	--

Volatility Measures
	Fund	Comparative Index**	Fund	Broad Index+

R-Squared	0.98	1.00	0.98	1.00
Beta	1.00	1.00	1.15	1.00

Distribution by Maturity (% of portfolio)

Under 1 Year	6%
1-5 years	21
5-10 Years	59
10-20 Years	10
20-30 Years	4

Total	100%

*Moody’s Investors Service.
**Lehman 10 Year Municipal Bond Index.
† Lehman Municipal Bond Index.
†† Before expenses.

Distribution by Credit Quality (% of portfolio)

MIG-1/A-1+/SP-1+/F-1+	86%
P-1/A-1/SP-1/F-1	13
AAA/AA	1

Total	100%

Ratings: Moody’s Investors Service, Standard & Poor’s, Fitch.

Distribution by Credit Quality (% of portfolio)

AAA	78%
AA	17
A	2
BBB	3

Total	100%

Investment Focus

Visit our website at Vanguard.com
 for regularly updated fund information.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

OHIO TAX-EXEMPT MONEY MARKET FUND

Cumulative Performance November 30, 1994–November 30, 2004

	Average Annual Total Returns Periods Ended November 30, 2004
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment

Ohio Tax-Exempt Money Market Fund	1.06%	2.07%	2.74%	$13,108
Average Ohio Tax-Exempt Money Market Fund*	0.60	1.67	2.40	12,675

Fiscal-Year Total Returns (%) November 30, 1994–November 30, 2004

	Ohio Tax-Exempt Money Market Fund	Average Fund*		Ohio Tax-Exempt Money Market Fund	Average Fund*
Fiscal Year	Total Return	Total Return	Fiscal Year	Total Return	Total Return

1995	3.8%	3.5%	2000	4.0%	3.6%
1996	3.4	3.1	2001	3.0	2.6
1997	3.5	3.2	2002	1.4	1.0
1998	3.4	3.1	2003	0.9	0.6
1999	3.0	2.8	2004	1.1	0.6

			SEC 7-Day Annualized Yield (11/30/2004): 1.57%

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Ohio Tax-Exempt Money Market Fund	6/18/1990	0.95%	2.13%	0.00%	2.77%	2.77%

*Returns for the Average Ohio Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 28 for dividend information.

PERFORMANCE SUMMARIES (CONTINUED)

OHIO LONG-TERM TAX-EXEMPT FUND

Cumulative Performance November 30, 1994–November 30, 2004

	Average Annual Total Returns Periods Ended November 30, 2004
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment

Ohio Long-Term Tax-Exempt Fund	3.51%	7.04%	7.12%	$19,900
Lehman Municipal Bond Index	4.07	6.78	7.16	19,969
Lehman 10 Year Municipal Bond Index	4.03	6.68	7.15	19,947
Average Ohio Municipal Debt Fund*	3.04	5.62	6.05	17,987

Fiscal-Year Total Returns (%) November 30, 1994–November 30, 2004

	Ohio Long-Term Tax-Exempt Fund			Lehman**		Ohio Long-Term Tax-Exempt Fund			Lehman**
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1995	13.1%	6.4%	19.5%	18.6%	2000	3.2%	5.6%	8.8%	7.7%
1996	0.3	5.4	5.7	5.7	2001	3.7	5.2	8.9	8.2
1997	0.9	5.4	6.3	7.1	2002	1.8	4.9	6.7	6.7
1998	2.6	5.2	7.8	8.1	2003	2.8	4.6	7.4	6.9
1999	-6.9	4.8	-2.1	-0.4	2004	-1.0	4.5	3.5	4.0

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Ohio Long-Term Tax-Exempt Fund	6/18/1990	4.44%	7.15%	1.56%	5.16%	6.72%

  *Derived from data provided by Lipper Inc.
**Lehman 10 Year Municipal Bond Index.
Note: See Financial Highlights table on page 29 for dividend and capital gains information.

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Six Months Ended November 30, 2004
Ohio Tax-Exempt Fund	Beginning Account Value May 31, 2004	Ending Account Value Nov. 30, 2004	Expenses Paid During Period*

Based on Actual Fund Return
Money Market	$1,000.00	$1,006.15	$0.55
Long-Term	1,000.00	1,039.41	0.66
Based on Hypothetical 5% Yearly Return
Money Market	$1,000.00	$1,024.45	$0.56
Long-Term	1,000.00	1,024.35	0.66

*The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.11% for the Ohio Tax Exempt Money Market Fund and 0.13% for the Ohio Long-Term Tax-Exempt Fund. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Expense Ratios: Your fund compared with its peer group
Ohio Tax-Exempt Fund	Fund	Peer Group*

Money Market	0.13%	0.67%
Long-Term	0.14	1.13

*Peer groups are: for the Ohio Tax-Exempt Money Market Fund, the Average Ohio Tax-Exempt Money Market Fund, and for the Ohio Long-Term Tax-Exempt Fund, the Average Ohio Municipal Debt Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2003.

Note that the expenses shown in the table on page 13 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund’s municipal bond holdings, including each security’s market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Each fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Ohio Tax-Exempt Money Market Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
MUNICIPAL BONDS (100.0%)

Akron OH BAN	2.75	11/3/2005	$6,500	$6,550
Akron OH Bath & Copley Joint Township Hosp. Dist. Rev
(Summa Health Systems) VRDO	1.69	12/7/2004 LOC	15,000	15,000
Akron OH Income Tax Rev. (Community Learning Center)	2.00	12/1/2004 (3)	2,000	2,000
Akron OH Income Tax Rev. (Community Learning Center)
TOB VRDO	1.71	12/7/2004 (3)*	2,320	2,320
Butler County OH BAN	2.00	3/11/2005	10,655	10,655
Butler County OH BAN	2.75	9/22/2005	7,295	7,361
Butler County OH BAN	3.00	10/13/2005	5,735	5,793
Butler County OH Hosp. Fac. Rev
(Middletown Regional Hosp.) VRDO	1.66	12/7/2004 LOC	3,805	3,805
Canfield OH Local School Dist. BAN	3.00	9/22/2005	8,930	9,027
Cincinnati OH City School Dist. GO	5.00	12/1/2004 (1)	1,800	1,800
Cincinnati OH City School Dist. GO TOB VRDO	1.69	12/7/2004 (4)*	7,720	7,720
Cincinnati OH City School Dist. GO TOB VRDO	1.71	12/7/2004 (4)*	8,000	8,000
Cleveland OH Airport System Rev. TOB VRDO	1.76	12/7/2004 (4)*	1,500	1,500
Cleveland OH Airport System Rev. VRDO	1.65	12/7/2004 (4)	10,100	10,100
Cleveland OH State Univ. Rev. VRDO	1.68	12/7/2004 (3)	14,535	14,535
Cleveland OH Water Works Rev	6.00	1/1/2005 (1)	4,545	4,563

Ohio Tax-Exempt Money Market Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Cleveland OH Water Works Rev. VRDO	1.64	12/7/2004 (4)	$15,500	$15,500
Clinton County OH Hosp. Rev. (Memorial Hosp.) VRDO	1.67	12/7/2004 LOC	22,800	22,800
Columbus OH City School Dist. School Fac. Construction
& Improvement GO TOB VRDO	1.70	12/7/2004 (4)*	2,745	2,745
Columbus OH City School Dist. School Fac. Construction
& Improvement GO TOB VRDO	1.70	12/7/2004 (4)*	8,210	8,210
Columbus OH GO	5.00	11/15/2005	5,000	5,151
Columbus OH Sewer VRDO	1.67	12/7/2004	7,500	7,500
Cuyahoga Falls OH Notes	2.00	12/16/2004	3,000	3,001
Fairfield Township OH Road Improvement Notes	2.25	7/14/2005	2,500	2,507
Franklin County OH Hosp. Rev. (OhioHealth Corp.) VRDO	1.66	12/7/2004 LOC	14,600	14,600
Franklin County OH Hosp. Rev
(Trinity Health Credit Group) VRDO	1.68	12/7/2004 (3)	11,410	11,410
Franklin County OH Hosp. Rev
(Trinity Health Credit Group) VRDO	1.68	12/7/2004 (3)	5,100	5,100
Franklin County OH Hosp. Rev
(U.S. Health Corp.) VRDO	1.66	12/7/2004 LOC	20,275	20,275
Hamilton County OH Hosp. Fac. Rev
(Health Alliance of Greater Cincinnati) VRDO	1.60	12/7/2004 (1)	940	940
Hamilton County OH Hosp. Fac. Rev
(Health Alliance of Greater Cincinnati) VRDO	1.66	12/7/2004 (1)	11,627	11,627
Hamilton County OH Hosp. Fac. Rev
(Health Alliance of Greater Cincinnati) VRDO	1.66	12/7/2004 (1)	3,485	3,485
Hamilton OH Electric System Rev. VRDO	1.67	12/7/2004 (4)	17,010	17,010
Hamilton OH Electric System Rev. VRDO	1.67	12/7/2004 (4)	4,000	4,000
Huron County OH Hosp. Fac. Rev
(Fisher-Titus Medical Center) VRDO	1.67	12/7/2004 LOC	10,000	10,000
Kent State Univ. Ohio VRDO	1.70	12/7/2004 (1)	13,340	13,340
Lakewood OH BAN	2.25	6/2/2005	5,100	5,116
Lebanon OH BAN	3.00	9/21/2005	4,500	4,546
Licking County OH Joint Vocational School Dist
TOB VRDO	1.70	12/7/2004 (1)*	2,085	2,085
Mason OH BAN	3.00	6/30/2005	2,000	2,015
Mayfield Village OH BAN	2.75	9/14/2005	4,500	4,540
Montgomery County OH Rev
(Catholic Health Initiatives) VRDO	1.64	12/7/2004	1,700	1,700
Montgomery County OH Rev
(Catholic Health Initiatives) VRDO	1.66	12/7/2004	12,400	12,400
Montgomery County OH Rev
(Catholic Health Initiatives) VRDO	1.66	12/7/2004	10,000	10,000
Ohio Air Quality Fac. Rev
(Columbus Southern Power Co.) VRDO	1.69	12/7/2004 LOC	9,000	9,000
Ohio Building Auth. Rev. (Vera Rifle Center) TOB VRDO	1.75	12/7/2004 *	6,335	6,335
Ohio Common Schools GO TOB VRDO	1.70	12/7/2004 *	4,315	4,315
Ohio Common Schools GO TOB VRDO	1.70	12/7/2004 *	2,405	2,405
Ohio GO TOB VRDO	1.70	12/7/2004 (4)*	2,955	2,955
Ohio GO TOB VRDO	1.70	12/7/2004 (2)*	7,525	7,525
Ohio GO TOB VRDO	1.71	12/7/2004 *	4,140	4,140
Ohio GO VRDO	1.64	12/7/2004	4,400	4,400
Ohio GO VRDO	1.67	12/7/2004	3,500	3,500
Ohio Higher Educ. Capital Fac. Rev. TOB VRDO	1.71	12/7/2004 *	5,240	5,240

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Ohio Higher Educ. Fac. Comm. Rev
(Case Western Reserve Univ.) CP	1.40	12/9/2004	$9,000	$9,000
Ohio Higher Educ. Fac. Comm. Rev
(Case Western Reserve Univ.) CP	1.68	12/22/2004	10,000	10,000
Ohio Higher Educ. Fac. Comm. Rev
(Case Western Reserve Univ.) VRDO	1.68	12/1/2004	2,860	2,860
Ohio Higher Educ. Fac. Comm. Rev
(College Mount St. Joseph) VRDO	1.71	12/7/2004 LOC	16,700	16,700
Ohio Higher Educ. Fac. Comm. Rev
(John Carroll Univ.) VRDO	1.69	12/7/2004 LOC	4,600	4,600
Ohio Higher Educ. Fac. Comm. Rev
(Kenyon College) VRDO	1.73	12/7/2004	15,800	15,800
Ohio Higher Educ. Fac. Comm. Rev
(Mount Union College) VRDO	1.68	12/7/2004 LOC	1,365	1,365
Ohio Higher Educ. Fac. Comm. Rev
(Pooled Financing) VRDO	1.68	12/7/2004 LOC	7,930	7,930
Ohio Higher Educ. GO TOB VRDO	1.69	12/7/2004 *	17,570	17,570
Ohio Higher Educ. GO TOB VRDO	1.71	12/7/2004 *	20,705	20,705
Ohio Housing Finance Agency Mortgage Rev. TOB VRDO	1.75	12/7/2004 *	9,485	9,485
Ohio Housing Finance Agency Mortgage Rev. TOB VRDO	1.75	12/7/2004 *	5,130	5,130
Ohio Housing Finance Agency Mortgage Rev. VRDO	1.67	12/7/2004	9,900	9,900
Ohio Housing Finance Agency Mortgage Rev. VRDO	1.69	12/7/2004	6,400	6,400
Ohio Housing Finance Agency Mortgage Rev. VRDO	1.71	12/7/2004	10,090	10,090
Ohio Housing Finance Agency Mortgage Rev. VRDO	1.72	12/7/2004	5,985	5,985
Ohio Housing Finance Agency Mortgage Rev. VRDO	1.75	12/7/2004	13,920	13,920
Ohio Housing Finance Agency Mortgage Rev. VRDO	1.75	12/7/2004	1,770	1,770
Ohio Housing Finance Agency Mortgage Rev. VRDO	1.75	12/7/2004	8,000	8,000
Ohio PCR (Sohio Air British Petroleum Co.) VRDO	1.67	12/1/2004	3,500	3,500
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.) VRDO	1.76	12/1/2004	14,600	14,600
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.) VRDO	1.76	12/1/2004	200	200
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.) VRDO	1.76	12/1/2004	3,500	3,500
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.) VRDO	1.76	12/1/2004	3,200	3,200
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.) VRDO	1.76	12/1/2004	10,000	10,000
Ohio State Univ. General Receipts Rev. CP	1.43	12/8/2004	12,000	12,000
Ohio State Univ. General Receipts Rev. CP	1.43	12/9/2004	12,875	12,875
Ohio State Univ. General Receipts Rev. VRDO	1.67	12/7/2004	2,100	2,100
Ohio State Univ. General Receipts Rev. VRDO	1.67	12/7/2004	1,000	1,000
Ohio Water Dev. Auth. PCR (Ohio Edison Co.) VRDO	1.76	12/1/2004 LOC	10,100	10,100
Ohio Water Dev. Auth. PCR (Toledo Edison Co.) VRDO	1.72	12/7/2004 LOC	4,500	4,500
Ohio Water Dev. Auth. Rev. (Pure Water) VRDO	1.64	12/7/2004 (1)	22,790	22,790
Painesville OH Local School Dist. BAN	1.76	2/17/2005	2,500	2,502
Port of Greater Cincinnati OH Dev. Auth. Rev. (National
Underground Railroad Freedom Center) VRDO	1.73	12/7/2004 LOC	7,000	7,000
Powell OH BAN	2.75	11/2/2005	6,210	6,258
Rickenbacker OH Port Auth. Econ. Dev. Rev
(YMCA of Central Ohio) VRDO	1.68	12/7/2004 LOC	8,500	8,500
Summit County OH Rev
(Western Reserve Academy) VRDO	1.68	12/7/2004 LOC	6,000	6,000
Toledo OH City School Dist. GO TOB VRDO	1.70	12/7/2004 (3)*	1,798	1,798
Toledo OH City Services Special Assessment VRDO	1.68	12/7/2004 LOC	7,200	7,200
Toledo OH City Services Special Assessment VRDO	1.68	12/7/2004 LOC	5,000	5,000
Univ. of Akron OH General Receipts Rev. VRDO	1.67	12/7/2004 (3)	5,000	5,000
Univ. of Cincinnati OH General Receipts VRDO	1.67	12/7/2004 (2)	34,255	34,255

Ohio Tax-Exempt Money Market Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Univ. of Toledo OH General Receipts VRDO	1.67	12/1/2004 (3)	$25,705	$25,705
Westlake OH BAN	1.80	6/9/2005	1,682	1,684
Outside Ohio:
Puerto Rico GO TOB VRDO	1.69	12/7/2004 (1)*	7,150	7,150
Puerto Rico Govt. Dev. Bank VRDO	1.58	12/7/2004 (1)	1,500	1,500
Puerto Rico Highway & Transp. Auth. Rev. VRDO	1.63	12/7/2004 (2)	3,600	3,600
Puerto Rico Public Finance Corp. TOB VRDO	1.68	12/7/2004 (1)(2)*	5,085	5,085
Puerto Rico Public Finance Corp. TOB VRDO	1.69	12/7/2004 (11)*	9,988	9,988

TOTAL MUNICIPAL BONDS
(Cost $797,947)				797,947

OTHER ASSETS AND LIABILITIES

Other Assets--Note B				7,388
Liabilities				(7,325)

				63

NET ASSETS (100%)

Applicable to 798,018,328 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)				$798,010

NET ASSET VALUE PER SHARE				$1.00

•See Note A in Notes to Financial Statements.
*Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, the aggregate value of these securities was $142,406,000, representing 17.8% of net assets.
For key to abbreviations and other references, see page 25.

AT NOVEMBER 30, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share

Paid-in Capital	$798,021	$1.00
Undistributed Net Investment Income	--	--
Accumulated Net Realized Losses	(11)	--
Unrealized Appreciation	--	--

NET ASSETS	$798,010	$1.00

Ohio Long-Term Tax-Exempt Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
MUNICIPAL BONDS (98.5%)

Adams County OH School Dist. GO	5.55	12/1/2009 (1)	$1,000	$1,053
Akron OH Bath & Copley Joint Township Hosp
Dist. Rev. (Akron Medical Center)	5.50	1/1/2008 (2)	1,000	1,003
Akron OH Bath & Copley Joint Township Hosp
Dist. Rev. (Akron Medical Center)	5.375	1/1/2017 (2)	3,000	3,201
Akron OH GO	5.50	12/1/2018 (1)	1,315	1,458
Akron OH Income Tax Rev. (Community Learning Center)	5.25	12/1/2018 (3)	1,240	1,346
Akron OH Income Tax Rev. (Community Learning Center)	5.25	12/1/2019 (3)	1,515	1,640
American Muni. Power Ohio Inc. (Omega JV)	5.25	1/1/2014 (2)	2,625	2,872
American Muni. Power Ohio Inc. (Omega JV)	5.25	1/1/2015 (2)	2,865	3,092
American Muni. Power Ohio Inc. (Omega JV)	5.25	1/1/2016 (2)	1,015	1,095
Amherst OH Exempt Village School Dist. GO	5.75	12/1/2017 (3)	1,300	1,476
Amherst OH Exempt Village School Dist. GO	5.75	12/1/2018 (3)	1,300	1,476
Athens OH City School Dist. GO	6.65	12/1/2013 (4)	640	781
Athens OH City School Dist. GO	6.65	12/1/2014 (4)	680	838
Athens OH City School Dist. GO	6.65	12/1/2015 (4)	725	900
Athens OH City School Dist. GO	6.65	12/1/2016 (4)	770	963
Aurora County OH School Dist. GO	5.80	12/1/2005 (3)(Prere.)	3,000	3,169
Avon OH Local School Dist. GO	5.25	12/1/2023 (1)	745	796
Avon OH Local School Dist. GO	5.25	12/1/2029 (1)	2,400	2,507
Bowling Green State Univ. Ohio General Receipts Rev	5.75	6/1/2012 (3)	750	848
Bowling Green State Univ. Ohio General Receipts Rev	5.75	6/1/2013 (3)	2,250	2,537
Bowling Green State Univ. Ohio General Receipts Rev	5.75	6/1/2014 (3)	1,190	1,342
Bowling Green State Univ. Ohio General Receipts Rev	5.75	6/1/2015 (3)	500	562
Butler County OH GO	5.25	12/1/2016	1,570	1,716
Butler County OH GO	5.25	12/1/2017	1,655	1,802
Butler County OH Sewer System Rev	5.375	12/1/2015 (3)	1,230	1,352
Butler County OH Transp. Improvement Dist. Rev	6.00	4/1/2011 (4)	4,000	4,470
Butler County OH Transp. Improvement Dist. Rev	6.00	4/1/2012 (4)	2,320	2,592
Canal Winchester OH Local School Dist. GO	6.00	12/1/2013 (3)	1,680	1,970
Canal Winchester OH Local School Dist. GO	5.50	12/1/2017 (3)	805	895
Canal Winchester OH Local School Dist. GO	5.50	12/1/2018 (3)	950	1,053
Canal Winchester OH Local School Dist. GO	5.50	12/1/2019 (3)	1,080	1,193
Canton OH (Water Works System) GO	5.75	12/1/2010 (2)	1,000	1,055
Canton OH (Water Works System) GO	5.85	12/1/2015 (2)	1,000	1,054
Cincinnati OH City School Dist. Improvement GO	5.375	12/1/2015 (1)	3,350	3,696
Cincinnati OH Water System Rev	5.50	12/1/2013	1,380	1,535
Cincinnati OH Water System Rev	5.50	12/1/2015	2,000	2,217
Cleveland OH Airport System Rev	0.00	1/1/2005 (1)	3,975	3,968
Cleveland OH Airport System Rev	5.25	1/1/2012 (4)	4,985	5,334
Cleveland OH GO	5.375	9/1/2010 (2)	1,000	1,116
Cleveland OH GO	5.50	12/1/2011 (3)	1,340	1,503
Cleveland OH GO	5.375	9/1/2012 (2)	1,000	1,125
Cleveland OH GO	5.50	12/1/2012 (3)	1,415	1,587
Cleveland OH GO	5.50	12/1/2020 (3)	1,135	1,257
Cleveland OH GO	5.25	8/1/2021 (3)	2,400	2,580
Cleveland OH Public Power System Rev	5.25	11/15/2016 (1)	5,950	6,343
Cleveland OH School Dist. GO	0.00	12/1/2008 (3)(ETM)	400	355
Cleveland OH State Univ. Rev	5.25	6/1/2019 (3)	2,825	3,069
Cleveland OH State Univ. Rev	5.25	6/1/2024 (3)	1,000	1,067
Cleveland OH Water Works Rev	5.50	1/1/2021 (1)*	9,635	10,931

Ohio Long-Term Tax-Exempt Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Columbus OH City School Dist. School Fac
Construction & Improvement GO	5.25	12/1/2024 (4)	$2,390	$2,561
Columbus OH City School Dist. School
Fac. Construction & Improvement GO	5.25	12/1/2028 (4)	2,070	2,175
Columbus OH Regional Airport Auth
Airport Refunding Rev	5.50	1/1/2017 (3)	1,385	1,501
Columbus OH Regional Airport Auth
Airport Refunding Rev	5.50	1/1/2018 (3)	1,455	1,570
Columbus OH Regional Airport Auth
Airport Refunding Rev	5.50	1/1/2019 (3)	1,000	1,075
Cuyahoga County OH (Capital Improvement) GO	5.75	12/1/2012	2,000	2,256
Cuyahoga County OH (Capital Improvement) GO	5.75	12/1/2013	2,000	2,256
Cuyahoga County OH (Capital Improvement) GO	5.75	12/1/2014	2,000	2,256
Cuyahoga County OH (Capital Improvement) GO	5.75	12/1/2015	1,710	1,925
Cuyahoga County OH Hosp. Refunding & Improvement
Rev. (Univ. Hosp.)	5.375	1/15/2009 (1)	3,500	3,676
Cuyahoga County OH Hosp. Refunding & Improvement
Rev. (Univ. Hosp.)	5.50	1/15/2019 (1)	7,545	7,929
Defiance OH Waterworks System GO	5.65	12/1/2018 (2)	1,130	1,260
Dublin County OH Variable Purpose GO	5.00	12/1/2020	2,500	2,639
Erie County OH Hosp. Fac. Rev
(Firelands Regional Medical Center)	5.50	8/15/2022	1,750	1,811
Fairborn OH City School Dist. School Improvement GO	6.40	12/1/2015 (4)	500	584
Fairborn OH City School Dist. School Improvement GO	5.50	12/1/2016 (3)	1,840	2,049
Fairborn OH City School Dist. School Improvement GO	5.375	12/1/2020 (3)	1,200	1,310
Fairfield County OH Hosp. Rev. (Lancaster-Fairfield Hosp.)	5.375	6/15/2015 (1)	3,000	3,330
Franklin County OH Convention Center Rev	0.00	12/1/2007 (1)	4,355	4,026
Franklin County OH GO	5.375	12/1/2020	4,255	4,674
Gallia County OH Hosp. Rev. (Holzer Medical Center)	5.125	10/1/2013 (2)	2,000	2,144
Garfield Heights OH City School Dist
School Improvement GO	5.50	12/15/2018 (1)	1,640	1,818
Greater Cleveland OH Regional Transp. Auth. GO	5.65	12/1/2006 (3)(Prere.)	1,000	1,076
Greater Cleveland OH Regional Transp. Auth. GO	5.375	12/1/2008 (3)(Prere.)	1,665	1,830
Greene County OH Sewer System Rev	5.125	12/1/2020 (1)	2,000	2,139
Hamilton County OH Convention Center
Fac. Auth. Rev. Second Lien	5.25	12/1/2020 (3)	1,185	1,282
Hamilton County OH Convention Center
Fac. Auth. Rev. Second Lien	5.25	12/1/2021 (3)	1,245	1,340
Hamilton County OH Convention Center
Fac. Auth. Rev. Second Lien	5.25	12/1/2023 (3)	1,380	1,474
Hamilton County OH Convention Center
Fac. Auth. Rev. Second Lien	5.25	12/1/2024 (3)	1,455	1,550
Hamilton County OH Hosp
Fac. Rev. (Cincinnati Children's Hosp.)	5.20	5/15/2009 (1)	2,000	2,153
Hamilton County OH Hosp
Fac. Rev. (Cincinnati Children's Hosp.)	5.375	5/15/2013 (1)	2,235	2,438
Hamilton County OH Hosp
Fac. Rev. (Cincinnati Children's Hosp.)	5.50	5/15/2019 (3)	2,865	3,141
Hamilton County OH Hosp
Fac. Rev. (Cincinnati Children's Hosp.)	5.50	5/15/2020 (3)	3,020	3,299
Hamilton County OH Sales Tax Rev	0.00	12/1/2028 (2)	9,915	2,810

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Hamilton County OH Sales Tax Rev
(Hamilton County Football)	5.50	6/1/2008 (1)(Prere.)	$575	$636
Hamilton County OH Sewer System Rev	5.45	12/1/2009 (3)	3,250	3,622
Hamilton County OH Sewer System Rev	5.625	6/1/2010 (1)(Prere.)	965	1,095
Hamilton County OH Sewer System Rev	5.625	6/1/2010 (1)(Prere.)	755	857
Hamilton County OH Sewer System Rev	5.25	12/1/2018 (1)	1,355	1,469
Hamilton County OH Sewer System Rev	5.25	12/1/2019 (1)	1,000	1,079
Highland OH Local School Dist. School Improvement GO	5.75	12/1/2017 (4)	1,510	1,714
Hilliard OH School Dist. GO	5.75	12/1/2005 (3)(Prere.)	2,000	2,112
Hilliard OH School Dist. GO	0.00	12/1/2012 (3)	3,220	2,351
Hilliard OH School Dist. GO	0.00	12/1/2013 (3)	3,220	2,231
Hilliard OH School Dist. GO	0.00	12/1/2014 (3)	2,720	1,784
Hilliard OH School Dist. GO	0.00	12/1/2015 (3)	3,720	2,310
Hilliard OH School Dist. GO	5.25	12/1/2016 (3)	2,000	2,169
Indian Hill OH Exempt Village School Dist
Hamilton County GO	5.50	12/1/2015	1,295	1,445
Jackson OH Local School Dist. Stark & Summit
Counties Construction & Improvement	5.25	12/1/2026 (3)	4,350	4,600
Kent State Univ. Ohio VRDO	1.70	12/7/2004 (1)	3,700	3,700
Lake County OH Hosp. Fac. Rev
(Lake Hosp. System Inc.)	5.375	8/15/2015 (2)	2,900	3,139
Lake Ohio Local School Dist. Stark County OH GO	5.75	12/1/2021 (3)	1,000	1,120
Logan Hocking OH Local School Dist. GO	5.50	12/1/2018 (1)	1,675	1,857
Lorain County OH GO	5.50	12/1/2017 (3)	1,000	1,111
Lorain County OH GO	5.50	12/1/2022 (3)	1,500	1,643
Lorain County OH Hosp. Fac. Rev
(Catholic Healthcare Partners)	6.00	9/1/2008 (1)	1,250	1,375
Lorain County OH Hosp. Fac. Rev
(Catholic Healthcare Partners)	5.625	9/1/2014 (1)	3,290	3,590
Lucas County OH Hosp. Rev. (ProMedica Health Care)	5.75	11/15/2014 (1)(ETM)	5,360	5,664
Lucas County OH Hosp. Rev. (ProMedica Health Care)	5.75	11/15/2014 (1)	640	689
Lucas County OH Hosp. Rev. (ProMedica Health Care)	5.625	11/15/2015 (2)	2,500	2,783
Lucas County OH Hosp. Rev. (ProMedica Health Care)	5.625	11/15/2017 (2)	2,075	2,305
Mad River OH Local School Dist. GO	5.75	12/1/2016 (3)	1,195	1,360
Madison OH Local School Dist. Butler County GO	5.75	12/1/2026 (1)	750	833
Mahoning Valley OH Sanitation Dist. Water Rev	5.75	11/15/2018 (4)	1,300	1,458
Marion OH GO	5.40	12/1/2020 (1)	1,000	1,105
Mason OH City School Dist. School Improvement GO	5.375	12/1/2015	4,095	4,517
Miami Univ. of OH General Receipts Refunding	5.25	12/1/2020 (2)	2,000	2,162
Middletown OH GO	5.75	12/1/2019 (3)	2,500	2,805
Milford OH Exempt Village School Dist
School Improvement GO	6.00	12/1/2016 (4)	1,425	1,640
Milford OH Exempt Village School Dist
School Improvement GO	6.00	12/1/2017 (4)	1,600	1,837
Montgomery County OH GO	5.50	12/1/2019	1,165	1,290
Montgomery County OH Rev. (Catholic Health Initiative)	5.50	9/1/2015	3,270	3,569
Montgomery County OH Rev. (Catholic Health Initiative)	5.00	5/1/2030	7,630	7,565
Nordonia Hills OH Local School Dist. GO	0.00	12/1/2011 (2)	1,200	922
Nordonia Hills OH Local School Dist. GO	0.00	12/1/2012 (2)	1,700	1,239
North Olmsted OH GO (Library Improvement)	5.50	12/1/2014 (3)	1,215	1,352
North Olmsted OH GO (Library Improvement)	5.50	12/1/2016 (3)	1,355	1,498
Northeast Ohio Regional Sewer Dist. Rev	5.60	11/15/2013 (2)	1,880	1,960

Ohio Long-Term Tax-Exempt Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Northeast Ohio Regional Sewer Dist. Rev	5.60	11/15/2014 (2)	$1,500	$1,564
Oak Hills OH Local School Dist. GO	7.20	12/1/2009 (1)	1,625	1,934
Ohio Building Auth. Rev. (Administration Building Fund)	5.50	4/1/2016 (4)	1,000	1,108
Ohio Building Auth. Rev. (State Correctional Fac.)	5.75	4/1/2010 (Prere.)	2,000	2,276
Ohio Building Auth. Rev. (State Fac. Art Building)	5.50	4/1/2014	1,585	1,760
Ohio Building Auth. Rev. (State Fac. Art Building)	5.50	4/1/2015	1,500	1,659
Ohio Building Auth. Rev. (State Fac. Highway
Safety Building Fund)	5.50	10/1/2017 (4)	1,305	1,446
Ohio Building Auth. Rev. (State Fac. Highway
Safety Building Fund)	5.50	10/1/2018 (4)	1,380	1,525
Ohio Higher Educ. Fac. Comm. Rev
(Case Western Reserve Univ.)	5.50	10/1/2019	5,000	5,519
Ohio Higher Educ. Fac. Comm. Rev
(Case Western Reserve Univ.)	6.50	10/1/2020	250	307
Ohio Higher Educ. Fac. Comm. Rev
(Case Western Reserve Univ.) VRDO	1.68	12/1/2004	1,700	1,700
Ohio Higher Educ. Fac. Comm. Rev. (Denison Univ.)	5.50	11/1/2014	1,000	1,120
Ohio Higher Educ. Fac. Comm. Rev. (John Carroll Univ.)	5.75	4/1/2019 (1)	4,000	4,348
Ohio Higher Educ. Fac. Comm. Rev. (John Carroll Univ.)	5.85	4/1/2020 (1)	2,875	3,216
Ohio Higher Educ. Fac. Comm. Rev. (Oberlin College)	5.00	10/1/2033	5,000	5,042
Ohio Higher Educ. Fac. Comm. Rev. (Univ. of Dayton)	0.00	12/1/2006 (3)	1,000	953
Ohio Higher Educ. Fac. Comm. Rev. (Univ. of Dayton)	5.375	12/1/2013 (2)	2,900	3,215
Ohio Higher Educ. Fac. Comm. Rev. (Univ. of Dayton)	5.375	12/1/2016 (2)	1,795	1,978
Ohio Higher Educ. Fac. Comm. Rev. (Xavier Univ.)	6.00	5/15/2011 (1)	2,000	2,194
Ohio Higher Educ. Fac. Comm. Rev. (Xavier Univ.)	5.30	5/15/2017 (1)	2,200	2,370
Ohio Higher Educ. Fac. Comm. Rev. (Xavier Univ.)	5.375	5/15/2022 (1)	6,250	6,709
Ohio Housing Finance Agency Mortgage Rev	5.025	3/1/2021	145	146
Ohio Housing Finance Agency Mortgage Rev	5.45	9/1/2031	1,940	1,950
Ohio Housing Finance Agency Mortgage Rev	5.625	3/1/2032	3,905	4,116
Ohio PCR (General Motors Corp.)	5.625	3/1/2015	3,000	3,193
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.) VRDO	1.76	12/1/2004	300	300
Ohio Solid Waste Rev. (Waste Management Inc.) PUT	4.85	11/1/2007	2,500	2,586
Ohio State Parks & Recreation Capital Fac. Rev	5.50	12/1/2014	500	556
Ohio State Parks & Recreation Capital Fac. Rev	5.50	12/1/2015	2,245	2,479
Ohio State Univ. General Receipts Rev	5.75	12/1/2013	1,000	1,122
Ohio State Univ. General Receipts Rev	5.25	6/1/2023	3,000	3,184
Ohio State Univ. General Receipts Rev. VRDO	1.67	12/7/2004	3,000	3,000
Ohio Turnpike Comm. Turnpike Rev	5.50	2/15/2018	3,150	3,467
Ohio Turnpike Comm. Turnpike Rev	5.50	2/15/2019	2,235	2,460
Ohio Turnpike Comm. Turnpike Rev	5.50	2/15/2020	1,570	1,729
Ohio Water Dev. Auth. PCR	5.125	6/1/2019 (1)	1,900	2,021
Ohio Water Dev. Auth. Rev. (Fresh Water Improvement)	5.375	12/1/2018	2,100	2,303
Ohio Water Dev. Auth. Rev. (Fresh Water Improvement)	5.375	12/1/2020	2,170	2,340
Ohio Water Dev. Auth. Rev. (Fresh Water Improvement)	5.50	6/1/2021 (4)	1,215	1,395
Ohio Water Dev. Auth. Rev. (Fresh Water Improvement)	5.375	12/1/2022	2,735	2,931
Ohio Water Dev. Auth. Rev. (Pure Water)	7.00	12/1/2009 (2)(ETM)	1,500	1,677
Ohio Water Dev. Auth. Rev. (Pure Water)	5.50	12/1/2011 (2)	250	251
Olentangy OH Local School Dist. GO	5.50	12/1/2015 (4)	2,000	2,230
Olentangy OH Local School Dist. GO	5.50	12/1/2016 (4)	1,230	1,368
Olentangy OH Local School Dist. School Fac
Construction & Improvement	5.50	12/1/2019 (3)	1,000	1,110

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Olentangy OH Local School Dist. School Fac
Construction & Improvement	5.50	12/1/2019 (3)	$1,300	$1,443
Olentangy OH Local School Dist. School Fac
Construction & Improvement	5.50	12/1/2020 (3)	2,750	3,044
Olentangy OH Local School Dist. School Fac
Construction & Improvement	5.50	12/1/2020 (3)	1,000	1,107
Olentangy OH Local School Dist. School Fac
Construction & Improvement	5.25	12/1/2021 (3)	1,400	1,513
Olmsted Falls OH School Dist. GO	6.85	12/15/2004 (3)(Prere.)	565	577
Parma OH Hosp. Improvement Rev
(Parma Community General Hosp.)	5.25	11/1/2013	2,000	2,096
Perrysburg OH Exempted Village School Dist. GO	5.75	12/1/2013 (4)	1,385	1,602
Plain OH Local School Dist. GO	5.50	12/1/2017 (3)	1,175	1,306
Reynoldsburg OH School Dist. GO	0.00	12/1/2009 (3)	1,465	1,244
Reynoldsburg OH School Dist. GO	0.00	12/1/2010 (3)	1,465	1,186
Richland County OH GO	6.95	12/1/2011 (2)	450	480
Richland County OH GO	5.40	12/1/2015 (2)	1,120	1,174
Rocky River OH City School Dist. GO	5.375	12/1/2017	2,200	2,471
Sugarcreek OH Local School Dist. GO	5.25	12/1/2019 (1)	1,215	1,317
Sugarcreek OH Local School Dist. GO	5.25	12/1/2020 (1)	1,460	1,578
Sugarcreek OH Local School Dist. GO	5.25	12/1/2021 (1)	1,625	1,751
Summit County OH GO	6.25	12/1/2010 (3)(Prere.)	1,420	1,670
Summit County OH GO	6.50	12/1/2010 (3)(Prere.)	2,000	2,379
Summit County OH GO	5.75	12/1/2012 (3)(Prere.)	1,800	2,097
Summit County OH GO	5.75	12/1/2012 (3)(Prere.)	2,020	2,353
Summit County OH GO	5.75	12/1/2012 (3)(Prere.)	1,420	1,654
Summit County OH GO	5.75	12/1/2012 (3)(Prere.)	1,595	1,858
Summit County OH GO	5.75	12/1/2012 (3)(Prere.)	1,910	2,225
Summit County OH GO	5.50	12/1/2019 (3)	1,000	1,151
Summit County OH GO	5.50	12/1/2020 (3)	1,725	1,984
Summit County OH Sanitary Sewer System
Improvement GO	5.50	12/1/2011 (3)(Prere.)	1,015	1,160
Tri Valley OH Local School Dist. GO	5.50	12/1/2016 (3)	1,255	1,429
Tri Valley OH Local School Dist. GO	5.50	12/1/2019 (3)	1,785	2,050
Univ. of Akron OH General Receipts Rev	5.50	1/1/2010 (3)(Prere.)	2,545	2,858
Univ. of Cincinnati OH COP	5.50	6/1/2014 (1)	1,000	1,113
Univ. of Cincinnati OH General Receipts	5.375	6/1/2017	2,000	2,163
Univ. of Cincinnati OH General Receipts	5.75	6/1/2017 (3)	1,285	1,456
Univ. of Cincinnati OH General Receipts	5.375	6/1/2018	2,595	2,800
Univ. of Cincinnati OH General Receipts	5.75	6/1/2018 (3)	1,500	1,698
Univ. of Cincinnati OH General Receipts	5.75	6/1/2019 (3)	2,500	2,822
Univ. of Cincinnati OH General Receipts	5.375	6/1/2020	2,880	3,092
Univ. of Toledo OH General Receipts	5.25	6/1/2014 (3)	975	1,071
Univ. of Toledo OH General Receipts	5.25	6/1/2015 (3)	1,025	1,114
Univ. of Toledo OH General Receipts	5.25	6/1/2016 (3)	1,080	1,173
Univ. of Toledo OH General Receipts VRDO	1.67	12/1/2004 (3)	5,650	5,650
Westerville OH City School Dist. GO	5.50	6/1/2011 (1)(Prere.)	2,000	2,258
Westerville OH City School Dist. GO	5.50	6/1/2011 (1)(Prere.)	1,225	1,383
Woodridge OH School Dist. GO	6.80	12/1/2014 (2)	2,000	2,416
Wooster OH School Dist. GO	0.00	12/1/2009 (4)	2,195	1,864
Wooster OH School Dist. GO	0.00	12/1/2010 (4)	2,265	1,833
Wooster OH School Dist. GO	0.00	12/1/2011 (4)	2,315	1,779

Ohio Long-Term Tax-Exempt Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Outside Ohio:
Puerto Rico GO	5.50	7/1/2018 (4)	$2,000	$2,303
Puerto Rico GO	5.50	7/1/2020 (3)	1,000	1,154
Puerto Rico GO	5.50	7/1/2020 (1)	1,600	1,846
Puerto Rico GO	5.50	7/1/2029	1,500	1,619
Puerto Rico Highway & Transp. Auth. Rev	5.50	7/1/2021	3,400	3,668
Puerto Rico Muni. Finance Agency	5.25	8/1/2019 (4)	3,000	3,270
Puerto Rico Muni. Finance Agency	5.25	8/1/2020 (4)	2,500	2,727
Puerto Rico Public Buildings Auth. Govt. Fac. Rev	5.50	7/1/2021 (1)	2,000	2,301
Puerto Rico Public Finance Corp.	5.50	2/1/2012 (Prere.)	3,005	3,382
Puerto Rico Public Finance Corp.	6.00	8/1/2026	5,875	6,757
Puerto Rico Public Finance Corp.	6.00	8/1/2026 (ETM)	305	358
Puerto Rico Public Finance Corp.	5.50	8/1/2029	995	1,040

TOTAL MUNICIPAL BONDS
(Cost $463,699)				491,433

OTHER ASSETS AND LIABILITIES (1.5%)

Other Assets--Note B				9,082
Liabilities				(1,560)

				7,522

NET ASSETS (100%)

Applicable to 40,754,626 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)				$498,955

NET ASSET VALUE PER SHARE				$12.24

•See Note A in Notes to Financial Statements.
*Securities with a value of $567,000 have been segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 25.

AT NOVEMBER 30, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share

Paid-in Capital	$468,633	$11.49
Undistributed Net Investment Income	--	--
Accumulated Net Realized Gains	2,779.07
Unrealized Appreciation (Depreciation)
Investment Securities	27,734.68
Futures Contracts	(191)	--

NET ASSETS	$498,955	$12.24

See Note C in Notes to Financial Statements for the tax-basis components of net assets

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
FR--Floating Rate.
GAN--Grant Anticipation Note.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
UFSD--Union Free School District.
USD--United School District.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

	Ohio Tax-Exempt Money Market Fund	Ohio Long-Term Tax-Exempt Fund
	Year Ended November 30, 2004
	(000)	(000)

INVESTMENT INCOME
Income
Interest	$8,756	$22,799

Total Income	8,756	22,799

Expenses
The Vanguard Group--Note B
Investment Advisory Services	92	63
Management and Administrative	715	533
Marketing and Distribution	140	72
Custodian Fees	6	6
Auditing Fees	12	17
Shareholders' Reports	5	5
Trustees' Fees and Expenses	1	--

Total Expenses	971	696

NET INVESTMENT INCOME	7,785	22,103

REALIZED NET GAIN (LOSS)
Investment Securities Sold	(3)	4,130
Futures Contracts	--	(547)

REALIZED NET GAIN (LOSS)	(3)	3,583

CHANGE IN UNREALIZED APPRECIATION	(DEPRECIATION)
Investment Securities	--	(8,496)
Futures Contracts	--	(140)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	--	(8,636)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$7,782	$17,050

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions—Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions—Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	Ohio Tax-Exempt Money Market Fund		Ohio Long-Term Tax-Exempt Fund
	Year Ended November 30,
	2004 (000)	2003 (000)	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$7,785	$6,884	$22,103	$22,842
Realized Net Gain (Loss)	(3)	12	3,583	4,168
Change in Unrealized Appreciation (Depreciation)	--	--	(8,636)	9,786

Net Increase (Decrease) in Net Assets
Resulting from Operations	7,782	6,896	17,050	36,796

Distributions
Net Investment Income	(7,785)	(6,884)	(22,103)	(22,842)
Realized Capital Gain*	--	--	(3,643)	(1,402)

Total Distributions	(7,785)	(6,884)	(25,746)	(24,244)

Capital Share Transactions1
Issued	631,588	538,286	78,142	80,412
Issued in Lieu of Cash Distributions	7,273	6,398	19,003	17,591
Redeemed	(581,864)	(515,256)	(86,046)	(140,222)
Net Increase (Decrease) from
Capital Share Transactions	56,997	29,428	11,099	(42,219)

Total Increase (Decrease)	56,994	29,440	2,403	(29,667)

Net Assets
Beginning of Period	741,016	711,576	496,552	526,219

End of Period	$798,010	$741,016	$498,955	$496,552

1Shares Issued (Redeemed)
Issued	631,588	538,286	6,326	6,482
Issued in Lieu of Cash Distributions	7,273	6,398	1,543	1,418
Redeemed	(581,864)	(515,256)	(6,999)	(11,363)

Net Increase (Decrease) in Shares Outstanding	56,997	29,428	870	(3,463)

*Includes fiscal 2004 and 2003 short-term gain distributions by the Long-Term Tax-Exempt Fund totaling $83,000 and $69,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes each fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

Ohio Tax-Exempt Money Market Fund

	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Operations
Net Investment Income	.011	.009	.014	.030	.039
Net Realized and Unrealized Gain (Loss)
on Investments	--	--	--	--	--

Total from Investment Operations	.011	.009	.014	.030	.039

Distributions
Dividends from Net Investment Income	(.011)	(.009)	(.014)	(.030)	(.039)
Distributions from Realized Capital Gains	--	--	--	--	--

Total Distributions	(.011)	(.009)	(.014)	(.030)	(.039)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	1.06%	0.95%	1.41%	3.02%	3.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$798	$741	$712	$619	$473
Ratio of Total Expenses to Average Net Assets	0.13%	0.17%	0.17%	0.18%	0.16%
Ratio of Net Investment Income to Average Net Assets	1.06%	0.94%	1.40%	2.90%	3.88%

Ohio Long-Term Tax-Exempt Fund

	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$12.45	$12.14	$11.96	$11.53	$11.17

Investment Operations
Net Investment Income	.544	.546	.564	.576	.593
Net Realized and Unrealized Gain (Loss)
on Investments	(.118)	.343	.217	.430	.360

Total from Investment Operations	.426	.889	.781	1.006	.953

Distributions
Dividends from Net Investment Income	(.544)	(.546)	(.564)	(.576)	(.593)
Distributions from Realized Capital Gains	(.092)	(.033)	(.037)	--	--

Total Distributions	(.636)	(.579)	(.601)	(.576)	(.593)

Net Asset Value, End of Period	$12.24	$12.45	$12.14	$11.96	$11.53

Total Return	3.51%	7.44%	6.68%	8.86%	8.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$499	$497	$526	$484	$400
Ratio of Total Expenses to Average Net Assets	0.14%	0.15%	0.14%	0.17%	0.19%
Ratio of Net Investment Income to Average Net Assets	4.42%	4.40%	4.67%	4.84%	5.27%
Portfolio Turnover Rate	18%	4%	14%	19%	16%

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Ohio Tax-Exempt Funds comprise the Ohio Tax-Exempt Money Market and Ohio Long-Term Tax-Exempt Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1.     Security Valuation: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.     Futures Contracts: The Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5.     Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2004, the funds had contributed capital to Vanguard (included in Other Assets) of:

Ohio Tax-Exempt Fund	Capital Contribution to Vanguard (000)	Percentage of Fund Net Assets	Percentage of Vanguard's Capitalization

Money Market	$107	0.01%	0.11%
Long-Term	71	0.01	0.07

The funds’ trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The Long-Term Tax-Exempt Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $276,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2004, the Long-Term Tax-Exempt Fund had capital gains of $4,088,000 available for distribution, which includes $477,000 of short-term gains. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The Long-Term Tax-Exempt Fund had realized losses totaling $1,500,000 through November 30, 2004, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At November 30, 2004, net unrealized appreciation of Long-Term Tax-Exempt Fund investment securities for tax purposes was $26,234,000, consisting of unrealized gains of $26,853,000 on securities that had risen in value since their purchase and $619,000 in unrealized losses on securities that had fallen in value since their purchase.

At November 30, 2004, the aggregate settlement value of open futures contracts expiring through March 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Ohio Tax-Exempt Fund/Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

Long-Term/30-Year Treasury Bond	100	$11,013	$(191)

Unrealized appreciation (depreciation) on open futures contacts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended November 30, 2004, the Long-Term Tax-Exempt Fund purchased $99,048,000 of investment securities and sold $84,386,000 of investment securities, other than temporary cash investments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Ohio Tax-Exempt Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Ohio Tax-Exempt Money Market Fund and Vanguard Ohio Long-Term Tax-Exempt Fund (constituting Vanguard Ohio Tax-Exempt Funds, hereafter referred to as the “Funds”) at November 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 10, 2005

SPECIAL 2004 TAX INFORMATION
(UNAUDITED)FOR VANGUARD OHIO TAX-EXEMPT FUNDS

This information for the fiscal year ended November 30, 2004, is included pursuant to provisions of the Internal Revenue Code. The Long-Term Tax-Exempt Fund distributed $3,805,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

Each fund designates 100% of its income dividends as exempt-interest dividends.

If you’re like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you—and it keeps getting better.

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Vanguard offers low-cost, high-quality solutions that combine a variety of investment choices to help you achieve your retirement goals.

A Vanguard traditional IRA enables you to make deductible or nondeductible contributions that can grow tax-deferred until you take distributions in retirement, while a Vanguard Roth IRA allows you to make nondeductible contributions with tax-free withdrawals when you take qualified distributions.

With either type of Vanguard IRA®, your investment options include:

• Vanguard mutual funds
Select from our comprehensive lineup of more than 70 low-cost mutual funds suitable for retirement investing—all with no sales commissions—to help you reach your retirement goals. We offer a broad selection of stock, bond, balanced, and money market funds.

• Vanguard®Target Retirement Funds
Choose a single, all-in-one portfolio that is professionally managed and well diversified. It automatically shifts from a more aggressive to a more conservative asset allocation as your target retirement date approaches, so you can leave the time-consuming details of portfolio management to Vanguard.

• Other investment options
Consolidate and build your portfolio in a single account that provides access to the universe of stocks, bonds, options, certificates of deposit (CDs), exchange-traded funds (ETFs), and non-Vanguard mutual funds through Vanguard Brokerage Services®.

ROLLOVER OPTIONS

When you change jobs or retire, you can take greater control of your investments by rolling over your assets in an employer-sponsored retirement plan to a Vanguard IRA. To initiate a rollover, visit Vanguard.com, where you can complete our easy online application. You can also print out the application and mail it to us—or call a Vanguard retirement specialist at 1-800-205-6189.

Are you taking full advantage of your IRA? You should be. With increased contribution limits, these tax-advantaged accounts are powerful options for retirement savers. To take full advantage of your retirement account, consider these simple, but important, steps:

• Contribute the maximum amount each year.
If you invest as much in your IRA as the law allows—$3,000 for 2004 and $4,000 for 2005 if you are under the age of 50, and $3,500 and $4,500, respectively, if you are aged 50 or older—you will increase your chances of meeting your retirement goals. Provided you meet the eligibility requirements, max out your contribution every year you can.

• Make automatic contributions.
You can make regular contributions to your IRA by taking advantage of Vanguard’s Automatic Investment Plan, which deducts your contributions from your bank account on a schedule you select—making retirement investing a healthy habit.

• Keep your savings on course.
Unless you’ve invested in a Vanguard® Target Retirement Fund, you should rebalance your account periodically to ensure that your target asset allocations are aligned to meet your retirement objectives.

• Protect those you care about.
You determine who will receive your retirement assets after your death, so it’s important to keep your beneficiary designations up to date. They will generally override any other instructions—even those in your will.

• Adopt a long-term approach.
A successful investment strategy requires a long-term perspective and staying on course—even when the financial markets are declining. Market-timing and performance-chasing are losing strategies that can cause you to stray from the path to your retirement goals.

If you have any questions about IRAs or would like to talk to a Vanguard retirement specialist, call 1-800-205-6189.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, PlainTalk , Vanguard IRA, Vanguard Brokerage Services, Vanguard Advantage, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners. All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor
Account Services
1-800-662-2739

Institutional Investor
Services
1-800-523-1036

Text Telephone
1-800-952-3335

(C)2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q960 012005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2004: $29,000
Fiscal Year Ended November 30, 2003: $24,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended November 30, 2004: $1,685,500
Fiscal Year Ended November 30, 2003: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended November 30, 2004: $257,800
Fiscal Year Ended November 30, 2003: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended November 30, 2004: $76,400
Fiscal Year Ended November 30, 2003: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended November 30, 2004: $0
Fiscal Year Ended November 30, 2003: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2004: $76,400
Fiscal Year Ended November 30, 2003: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD OHIO TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD OHIO TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 18, 2005

VANGUARD OHIO TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	January 18, 2005

*By Power of Attorney. Filed on December 20, 2004, see File Number 002-14336. Incorporated by Reference.